SECURITY AGREEMENT


     This SECURITY AGREEMENT ("Security Agreement") is made as of this 28th day of September, 2001 by and between Vizacom Inc. ("Debtor"), a Delaware corporation with its principal place of business located at 3512 Veterans Memorial Highway, Bohemia, New York 11716, and David N. Salav and Vincent
DiSpigno (each a "Secured Party" and together, the "Secured Parties"), with a principal place of business at 3512 Veterans Memorial Highway, Bohemia, New York 11716.

     WHEREAS, Debtor and SpaceLogix, Inc. ("SpaceLogix" and together with Debtor, the "Merger Parties"), a Delaware corporation, have executed a non-binding Letter of Intent (the "LOI") which contemplates the merger of SpaceLogix into Debtor or one of Debtor's subsidiaries (the "Merger") pursuant to the terms of a merger agreement (the "Merger Agreement") to be negotiated by the Merger Parties;

     WHEREAS, in contemplation of the Merger, Debtor has requested SpaceLogix to provide a loan in the aggregate principal amount of up to $650,000 in three separate installments (the "Loan," and each installment thereof, an "Installment") pursuant to the terms and conditions of a Loan Agreement between the Merger Parties dated as of September 14, 2001 (the "Loan Agreement");

     WHEREAS, to secure the Loan, Debtor granted a security interest (the "Spacelogix Interest") in the Collateral (as defined herein) to SpaceLogix upon the terms and conditions contained in a security agreement between the Merger Parties dated as of September 14, 2001;

     WHEREAS, the SpaceLogix Interest is first in priority and senior to the security interest granted to the Secured Parties pursuant to this Security Agreement, until the closing of the Merger, at which time the SpaceLogix Interest shall automatically terminate;

     WHEREAS, Debtor owes Kaufman & Moomjian, LLC ("K&M") fees (the "Fees") in payment of services rendered and expenses incurred, and in contemplation of the Merger, Debtor has agreed to discharge the Fees owed to K&M pursuant to the terms and conditions of that certain agreement, dated as of September 28, 2001 (the "K&M Agreement") between Debtor and K&M;

     WHEREAS, Debtor granted to K&M (the "K&M Interest") a security interest junior in priority to the SpaceLogix Interest prior to the closing of the Merger, and senior to the security interest granted to the Secured Parties by this Security Agreement, in the Collateral to secure payment of the Fees upon the terms and conditions contained in a security agreement, dated as of September 28, 2001 between Debtor and K&M;

     WHEREAS, PWR Systems, Inc. ("PWR"), a wholly-owned subsidiary of Debtor, owes the Secured Parties an aggregate of $306,824 pursuant to certain Second Amended and Restated Promissory Notes, of even date herewith (the "Notes"), made in favor of the Secured Parties, the payment of which has been guaranteed by Debtor pursuant to certain Guaranty of Payment agreements dated as of March 27, 2000 (the "Guarantees");

     WHEREAS, Debtor is willing to grant a security interest in certain of its assets to secure payment of the Notes and the Guarantees upon the terms and conditions contained herein.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is hereby agreed as follows:

     1. Security Interest. Debtor hereby grants to the Secured Parties a security interest in the Collateral (as defined herein) to secure payment of the Notes and the Guarantees.

     2. Description of Collateral. The collateral subject to this Security Agreement is all of Debtor's right, title and interest in and to that certain promissory note issued by Serif Inc. in favor of Debtor, dated March 31, 2001, in the original aggregate principal amount of $987,500 (the "Collateral").

     3. Obligations of Debtor. Debtor hereby covenants, represents, warrants and agrees that:

     (a) On or prior to January 20, 2002, so long as no Event of Default has occurred and is continuing under the Promissory Note, dated September 17, 2001, issued by Debtor to SpaceLogix, or after January 20, 2002 promptly if any Event of Default in existence on such date is subsequently cured, Debtor shall execute and deliver to Serif Inc. the irrevocable instruction letter attached hereto as Exhibit A.

     (b) Subject to the SpaceLogix Interest and the K&M Interest, Debtor shall, at no cost or expense to the Secured Parties, defend their right, title and interest in and to the Collateral, and defend the Collateral against all other claims or demands of any other party and all other liabilities of any nature whatsoever;

     (c) Subject to the SpaceLogix Interest and the K&M Interest, the Collateral is free and clear from, and is not subject to, any assignment, security interest, mortgage, pledge, lien, levy for taxes (other than for taxes not yet due and payable) or other assessments, interest, charge, adverse claim or other encumbrance, including any financing statement or other document filed in any public office ("Encumbrance"), and Debtor shall keep and maintain the Collateral, and each part thereof, free and clear of any Encumbrance which is not subordinate to the security interest granted hereunder, and shall not create nor permit to remain any such Encumbrance;

     (d) Debtor shall duly and promptly pay and discharge when due and payable, or cause to be paid and discharged all taxes, assessments and governmental charges or levies upon or against it or its profits, income, properties or assets;

     (e) Debtor and Secured Parties shall execute a UCC-1 financing statement relating to the security interest granted in this Security Agreement and Debtor, at its sole cost and expense, shall promptly file (or cause to be filed) the UCC-1 financing statement with the State of New York.

     (f) Debtor, at its sole cost and expense, shall execute and deliver, or cause to be duly executed and delivered, such instruments and documents, and do and cause to be done such acts and things, as the Secured Parties may at any time reasonably request to enforce, perfect and protect their security interest in the Collateral as herein provided and their rights and remedies with respect to the Collateral;

     (g)  Subject  to  the  SpaceLogix  Interest  and  the  K&M  Interest,   the
Collateral, or any part thereof, will not be sold, assigned, conveyed, transferred or disposed of, or become subjected to any subsequent interest of any party senior to the interest of the Secured Parties;

     (h) Debtor shall keep and maintain at all times true and complete books, records and accounts in accordance with normal business practices; and

     (i) Debtor shall pay and reimburse the Secured Parties for all costs and expenses (including attorneys' fees, legal expenses, and advances and expenditures for recording and filing fees, if any) in connection with perfection and protection of the Secured Parties' security interest hereunder (other than the recording and filing of UCC-1 financing statements, for removal of any encumbrance from the Collateral, for curing, correcting or remedying any Event of Default hereunder, or for protection, preservation, maintenance and repair of the Collateral) incurred by the Secured Parties in connection with the exercise by the Secured Parties of any of their rights and remedies under this Security Agreement in enforcing, perfecting or protecting their interests under this Security Agreement.

     4. Events of Default. The occurrence of any of the following events with respect to Debtor shall constitute an event of default on the part of Debtor hereunder (an "Event of Default"):

     (a) failure by PWR or Debtor to pay the principal or interest of the Notes or any installment thereof within ten days after such payment is due, whether on the date fixed for payment or by acceleration or otherwise; or

     (b) if PWR or Debtor or any other authorized person or entity shall take any action to effect a dissolution, liquidation or winding up of PWR or Debtor; or

     (c) If PWR or Debtor shall make a general assignment for the benefit of creditors or consent to the appointment of a receiver, liquidator, custodian, or similar official of all or substantially all of its properties, or any such official is placed in control of such properties, or PWR or Debtor shall commence any action or proceeding or take advantage of or file under any federal or state insolvency statute, including, without limitation, the United States Bankruptcy Code, seeking to have an order for relief entered with respect to it or seeking adjudication as a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution, administration, a voluntary arrangement or other relief with respect to its debts; or

     (d) there shall be commenced against PWR or Debtor any action or proceeding of the nature referred to in paragraph (c) above or seeking issuance of a warrant of attachment, execution, distraint, or similar process against all or any substantial part of the property of PWR or Debtor, which results in the entry of an order for relief which remains undismissed, undischarged or unbonded for a period of sixty (60) days.

     5. The Secured Parties' Rights and Remedies. Upon the occurrence of an Event of Default, the Secured Parties shall have and may exercise all of the rights and remedies provided by the Uniform Commercial Code at the date of execution of this Security Agreement, and any other applicable law, and, in conjunction with, in addition to, or in substitution therefor, the Secured Parties shall have and may exercise the following rights and remedies:

     (a) Upon demand by the Secured Parties, the Notes shall be immediately due and payable in full;

     (b) Subject to the SpaceLogix Interest and the K&M Interest, the Secured Parties may (but shall not be required to), alone or in conjunction with Debtor, take any or all action necessary to collect or receive any money or property at any time payable or receivable on account of or in exchange for the Collateral; and

     (c) Subject to the SpaceLogix Interest and the K&M Interest, the Secured Parties may require Debtor to pay and deliver to the Secured Parties, immediately upon collection and receipt thereof by Debtor, all proceeds arising from the Collateral, or may require Debtor to deposit all such proceeds in a bank selected by the Secured Parties in a collateral account acceptable to the Secured Parties. Until the proceeds from the Collateral have been paid and delivered to the Secured Parties or deposited in the bank as hereinabove provided, Debtor shall hold such proceeds for and on behalf of the Secured Parties separate and apart from Debtor's other funds or property, and shall not mingle such proceeds with any other such funds or property.

     6.  Other Provisions.

     (a) The Secured Parties may waive any default, or remedy any default in any reasonable manner, without waiving such default remedied and without waiving any other prior or subsequent default; and the Secured Parties may waive or delay the exercise of any right or remedy under this Security Agreement without waiving that right or remedy or any other right or remedy hereunder;

     (b) This Security Agreement shall be binding upon, and shall inure to the benefit of, the respective heirs, executors, administrators, successors and assigns of the parties hereto;

     (c) Each of the foregoing instruments, covenants and warranties on the part of Debtor shall be deemed and construed to be on a continuing basis and shall survive the execution and delivery of this Security Agreement;

     (d) All notices, demands, requests and other communications required or otherwise given under this Security Agreement shall be in writing and shall be deemed to have been duly given if: (i) delivered by hand against written receipt therefor, (ii) forwarded by a third party company or governmental entity providing delivery services in the ordinary course of business which guarantees delivery the following business day, (iii) mailed by registered or certified mail, return receipt requested, postage prepaid, or (iv) transmitted by facsimile transmission electronically confirmed for receipt, in full, by the other party no later than 5:00 pm, local time, on the date of transmission, addressed as follows:

        If to Debtor to:                3512 Veterans Memorial Highway
                                        Bohemia, New York 11716
                                        Attention: President
                                        Facsimile: (631) 580-5489

        with a copy to:                 Kaufman & Moomjian, LLC
                                        50 Charles Lindbergh Boulevard -
                                        Suite 206
                                        Mitchel Field, New York 11553
                                        Attention: Neil M. Kaufman, Esq.
                                        Facsimile: (516) 222-5110

        If to the Secured Parties to:   PWR Systems, Inc.
                                        3512 Veterans Memorial Highway
                                        Bohemia, New York 11716
                                        Attention: David N. Salav and
                                        Vincent DiSpigno
                                        Facsimile: (631) 580-5489

or at such other address as such party shall have furnished to each of the other parties hereto in accordance with this Section 6(d). Each such notice, demand, request or other communication shall be deemed given (i) on the date of such delivery by hand, (ii) on the first business day following the date of such delivery to the overnight delivery service or facsimile transmission, or (iii) three business days following such mailing.

     (e) The provisions of this Security Agreement shall be deemed severable, so that if any provision hereof is declared invalid under the laws of any state where it is in effect or of the United States, all other provisions of this Security Agreement shall continue in full force and effect;

     (f) This Security Agreement shall not be modified or amended or any provision hereof waived except in writing executed by both parties hereto; and

     (g) This Security Agreement shall be construed in accordance with and governed by the laws of the State of New York, without regard to its conflicts of law principles.

     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have executed and delivered this Security Agreement as of the day and year first above written.


                                        By:      /s/ David N. Salav
                                           ------------------------------------
                                           David N. Salav


                                        By:      /s/ Vincent DiSpigno
                                           -------------------------------------
                                           Vincent DiSpigno

                                        VIZACOM INC.


                                        By:       /s/ Alan Schoenbart
                                           -------------------------------------
                                           Name:    Alan Schoenbart
                                           Title:   CFO

                                    EXHIBIT A

                              [Vizacom Letterhead]

                                                           [Date]

Serif Inc.
[address]

Gentlemen:

                  Vizacom Inc. ("Vizacom") hereby irrevocably instructs you to make all payments due under the Promissory Note (the "Note"), dated March 31, 2001, issued by Serif Inc. in favor of Vizacom in excess of the $25,000 per month which is to be paid to Kaufman & Moomjian, LLC ("K&M") pursuant to a separate irrevocable instruction from Vizacom to Serif, so long as all such payments are made to K&M, directly to Vincent DiSpigno and David N. Salav commencing with Serif Inc.'s payment due in January 2002 and ending with Serif Inc.'s payment due in January 2003 unless (i) otherwise instructed in writing by Vincent DiSpigno and David Salav or (ii) Serif receives written notice from SpaceLogix, Inc. that an Event of Default has occurred and is continuing under the Promissory Note, dated September 17, 2001, issued by Vizacom to SpaceLogix. Each of such payments shall be made one-half to Vincent DiSpigno and one-half to David N. Salav, as follows:

                  [insert wire instructions for each of David N. Salav and Vincent DiSpigno]


                                                VIZACOM INC.


                                                By:
                                                   -----------------------------
                                                   Name:
                                                   Title: